SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

FIDELITY PURITAN TRUST (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

June 2025

Shareholder Registration Line 1

Shareholder Registration Line 2

Shareholder Registration Line 3

IMPORTANT NOTICE

[PERSONALIZED QR CODE PRINTS HERE]

Re: Your investment in certain Fidelity Advisor Funds

Dear Valued Shareholder,

Fidelity has engaged Broadridge Financial Solutions to assist with an important matter related to your investment.

We kindly request you contact us as soon as possible. You can reach us by calling 1-844-670-2134 Monday through Friday between the hours of 9:00am to 10:00pm Eastern Time, or Saturday and Sunday between the hours of 10:00am to 2:00pm Eastern Time.

Alternatively, you may scan the QR code above to conveniently complete your response online.

This matter is very important and will take only a moment of your time.